UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 15, 2008

Asia Global Holdings Corp.
(Exact name of Registrant as specified in its charter)

NEVADA	333-64804	75-3026459
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

1601-1604 CRE Centre 889 Cheung Sha Wan Road Kowloon, Hong Kong (Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 213-243-1503

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company mentioned in its Form 10-K for the year ended December 31, 2007 filed with the Commission on April 14, 2008 that it had unresolved Staff Comments pursuant to a Staff Comment Letter the Company received on March 20, 2008.

On April 15, 2008, the Company received a letter from the Staff of the Securities & Exchange Commission that the Staff has completed its review of the Form 10-K and related filings and have no further comments at this time.

We have attached a copy of the Staff Letter dated April 15, 2008 as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1  Staff Comment Letter dated April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA GLOBAL HOLDINGS CORP.

Dated: May 2, 2008	By:	/s/ Michael Mak
Michael Mak, President